UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
17190 Bernardo Center Drive
San Diego, CA 92128
(Address of principal executive offices, including zip code)
(858) 485-9840
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 12, 2009, BioMed Realty Trust, Inc. amended its charter to increase the authorized number of shares of its stock from 115,000,000 shares to 165,000,000 shares, including an increase in the authorized number of shares of its common stock from 100,000,000 shares to 150,000,000 shares.
     The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Articles of Amendment, which is filed as Exhibit 3.1 to this current report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
3.1	Articles of Amendment of BioMed Realty Trust, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 12, 2009

BIOMED REALTY TRUST, INC.
By:	/s/ Kent Griffin
	Name:	Kent Griffin
	Title:	President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
3.1	Articles of Amendment of BioMed Realty Trust, Inc.